                                                                         EX-99.7

MELLON BANK CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned hereby appoints James M. Gockley and Ann M. Sawchuck, or either of them, each with full power of substitution as attorneys and proxies of the undersigned to vote all Mellon Bank Corporation Common Stock of the undersigned at the Special Meeting of Shareholders of the Corporation to be held on Tuesday, August 23, 1994, at 11:00 A.M., on the 10th Floor of the Union Trust Building, 501 Grant Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL, AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

This Proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends a vote FOR the proposal.

            (Continued, and to be signed and dated, on reverse side)

WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

   Proposal to approve the Amended and Restated Agreement and Plan of Merger dated as of December 5, 1993, by and among The
   Dreyfus Corporation ("Dreyfus"), Mellon Bank Corporation ("Mellon"), Mellon Bank, N.A. ("Mellon Bank"), and XYZ Sub
   Corporation, a wholly owned subsidiary of Mellon Bank ("Merger Subsidiary"), pursuant to which Merger Subsidiary would be merged with and into Dreyfus, and Dreyfus would become a wholly owned subsidiary of Mellon Bank and an indirect wholly owned subsidiary of Mellon (the "Merger"). By virtue of the Merger, each outstanding share of Dreyfus Common
   Stock will be converted into 0.88017 shares of Mellon Common Stock.
                                                                    For    Against   Abstain
                                                                     0        0         0

                                            Please date and sign exactly as name
                                            appears hereon. When signing as
                                            attorney, executor, administrator,
                                            trustee, guardian, etc., full title
                                            as such should be shown. For joint
                                            accounts, each joint owner should
                                            sign. If more than one trustee is
                                            listed, all trustees should sign,
                                            unless one trustee has power to sign
                                            for all.
                                            ___________________________________
                                                      (Signature of Shareholder)

                                            ___________________________________
                                                      (Signature of Shareholder)

                                           ___________________________________
                                            Dated:                        , 1994

 "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
  PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

                                                                         EX-99.7

MELLON BANK CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned hereby appoints James M. Gockley and Ann M. Sawchuck, or either of them, each with full power of substitution as attorneys and proxies of the undersigned to vote all Mellon Bank Corporation Series D Junior Preferred Stock of the undersigned at the Special Meeting of Shareholders of the Corporation to be held on Tuesday, August 23, 1994, at 11:00 A.M., on the 10th Floor of the Union Trust Building, 501 Grant Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. PURSUANT TO THE TERMS OF THE AGREEMENTS UNDER WHICH THE SERIES D JUNIOR PREFERRED STOCK WAS ISSUED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY AS DIRECTED BY YOU WITH RESPECT TO THE PROPOSAL; PROVIDED, HOWEVER, THE PERCENTAGE OF SUCH SHARES VOTED FOR THE PROPOSAL WILL BE NO LESS THAN THE PERCENTAGE OF ALL VOTED SHARES OF THE CORPORATION VOTED FOR THE PROPOSAL AT THE SPECIAL MEETING. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL, AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

This Proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends a vote FOR the proposal.

            (Continued, and to be signed and dated, on reverse side)

THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY AS INDICATED ON THE FRONT SIDE OF THIS CARD.

   Proposal to approve the Amended and Restated Agreement and Plan of Merger dated as of December 5, 1993, by and among The
     Dreyfus Corporation ("Dreyfus"), Mellon Bank Corporation ("Mellon"), Mellon Bank, N.A. ("Mellon Bank"), and XYZ Sub
   Corporation, a wholly owned subsidiary of Mellon Bank ("Merger Subsidiary"), pursuant to which Merger Subsidiary would be merged with and into Dreyfus, and Dreyfus would become a wholly owned subsidiary of Mellon Bank and an indirect wholly owned subsidiary of Mellon (the "Merger"). By virtue of the Merger, each outstanding share of Dreyfus Common
   Stock will be converted into 0.88017 shares of Mellon Common Stock.
                                                                    For    Against  Abstain
                                                                     0        0        0

                                            Please date and sign exactly as name
                                            appears hereon. When signing as
                                            attorney, executor, administrator,
                                            trustee, guardian, etc., full title
                                            as such should be shown. For joint
                                            accounts, each joint owner should
                                            sign. If more than one trustee is
                                            listed, all trustees should sign,
                                            unless one trustee has power to sign
                                            for all.
                                            ___________________________________
                                                      (Signature of Shareholder)

                                            ___________________________________
                                                      (Signature of Shareholder)

                                            ___________________________________
                                            Dated:                        , 1994

"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

                                                                         EX-99.7

                                     PROXY

                            THE DREYFUS CORPORATION

                SPECIAL MEETING OF STOCKHOLDERS--AUGUST 23, 1994

     The undersigned stockholder of THE DREYFUS CORPORATION hereby appoints CHRISTINE PAVALOS and STEVEN F. NEWMAN, and each of them, with full power of substitution, the attorneys and proxies of the undersigned, to vote, as indicated herein, all of the shares of common stock of THE DREYFUS CORPORATION standing in the name of the undersigned at the close of business on July 19, 1994, at the Special Meeting of Stockholders of the Corporation to be held at the New York Marriott Marquis, 1535 Broadway, (between 45th and 46th Streets), Westside South Center, 5th Floor, New York, N.Y. 10036, at 11:00 a.m., local time, in the forenoon on August 23, 1994, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if then and there personally present. The undersigned acknowledges receipt of the Notice and the Prospectus/Joint Proxy Statement dated July 19, 1994.

     The shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

 (PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY
                 IN THE ENCLOSED ENVELOPE.)

  1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of December 5, 1993, (the "Merger Agreement") by and among Mellon Bank Corporation,
     Mellon Bank, N.A., XYZ Sub Corporation, a wholly-owned subsidiary of Mellon Bank,
     N.A., and The Dreyfus Corporation ("Dreyfus"), providing for the merger of XYZ Sub
     Corporation with and into Dreyfus (the "Merger"). By virtue of the Merger, each outstanding share of Dreyfus common stock will be converted into 0.88017 shares of
     Mellon Bank Corporation common stock.
                                         FOR AGAINST ABSTAIN
                                          0    0    0
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT
  2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) or postponement(s)
     thereof.

                                            Address Change and/or Comments Mark
                                            Here                         / /
                                            PROXY DEPARTMENT
                                            NEW YORK, N.Y. 10203-0902

                                            Signature(s) should be exactly as
                                            name or names appearing on this
                                            Proxy. If stock is held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.


                                            Dated: _______________________, 1994


                                            ____________________________________


                                            ____________________________________
                                                     (Joint Signature)

                                            PLEASE INDICATE YOUR CHOICE BY
                                            MARKING AN "X" IN EITHER
                                            BLACK OR BLUE INK AS IN THIS
                                            EXAMPLE.                         / /

     SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.